AS FILED WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION  ON March 8, 1996.
                                                    Registration No. 33-66498
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------

                                 BHP COPPER INC.
             (Exact name of registrant as specified in its charter)
          Delaware                                              86-0219794
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                         Identification Number)
                                -----------------
                          7400 N. Oracle Rd., Suite 200
                              Tucson, Arizona 85704
                                 (520) 575-5600
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)
                                ----------------

                                Douglas J. Purdom
                             Chief Financial Officer
                          7400 N. Oracle Rd., Suite 200
                              Tucson, Arizona 85704
                                 (520) 575-5600
       (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                -----------------

                                    Copy to:

                               Stephen D. Pidgeon
                              Snell & Wilmer L.L.P.
                               One Arizona Center
                           Phoenix, Arizona 85004-0001
                                 (602) 382-6252

================================================================================

                         POST-EFFECTIVE AMENDMENT NO. 1
                         ------------------------------

         Pursuant to a Registration Statement on Form S-8, Registration No. 33-66498 (the "Registration Statement"), BHP Copper Inc., formerly Magma Copper Company (the "Company"), registered for sale an indeterminate amount of interests in the Savings Plan for Hourly-Rated Employees of Magma Copper Company, Magma Metals Company, San Manuel Arizona Railroad Company and Magma Arizona Railroad Company (the "Savings Plan"). The Company hereby withdraws from registration all participation interests in the Savings Plan remaining unsold under the Registration Statement as of the date of this Post-Effective Amendment No. 1.

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
                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  List of Exhibits.

         Exhibit No.       Description
         ----------        -----------

            24.1           Power of Attorney

            24.2 Power of Attorney (see page 10 of Registration Statement No. 33-66498 filed on July 26, 1993).


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson, State of Arizona, on March 7, 1996.

                               BHP COPPER INC.


                               By:   /s/ Douglas J. Purdom
                                   --------------------------------------------
                                     Douglas J. Purdom
                                     Vice President and Chief Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


      Signature                    Title                          Date
      ---------                    -----                          ----

          *                 President and Chief                 March 7,
--------------------          Executive Officer                   1996
  J. Burgess Winter


 /s/ Douglas J. Purdom    Vice President and Chief              March 7,
---------------------        Financial Officer                    1996
  Douglas J. Purdom       (Principal Financial and
                            Accounting Officer)



          *                       Director                      March 7,
--------------------                                              1996
T. Rognald Dankmeyer


          *                       Director                      March 7,
--------------------                                              1996
   Donald E. Egan


          *                       Director                      March 7,
--------------------                                              1996
  Stefano Giorgini


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

SAVINGS PLAN FOR HOURLY-                On behalf of the        March 7,
RATED EMPLOYEES                          Administration           1996
                                           Committee,
By              *                      Administrator of The
   ----------------------------       Savings Plan for Hourly-
       Marshall H. Campbell              Rated Employees


*By   /s/ Douglas J. Purdom
     ---------------------------
        Douglas J. Purdom
        Attorney-in-fact


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